Exhibit 99.13

MBNA MASTER CREDIT CARD TRUST II SERIES 1996-G

KEY PERFORMANCE FACTORS
July 31, 2000



        Expected B Maturity                                        8/15/06


        Blended Coupon                                             6.8600%



        Excess Protection Level
          3 Month Average  5.49%
          July, 2000  5.98%
          June, 2000  4.88%
          May, 2000  5.61%


        Cash Yield                                  19.22%


        Investor Charge Offs                        4.57%


        Base Rate                                   8.67%


        Over 30 Day Delinquency                     4.81%


        Seller's Interest                           11.87%


        Total Payment Rate                          14.13%


        Total Principal Balance                     $55,010,319,976.67


        Investor Participation Amount               $500,000,000.00


        Seller Participation Amount                 $6,529,119,458.18